UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

LandBridge Company LLC

(Exact name of registrant as specified in its charter)

Delaware	001-42150	93-3636146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe Street, Suite 1200 Houston, Texas 77056
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 230-8864

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited liability company interests	LB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

On December 19, 2024, concurrently with the consummation of the Private Placement (as defined below), LandBridge Company LLC (NYSE: LB) (the “Company”) and the Investors (as defined below) in the Private Placement entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to, among other things, file with the U.S. Securities and Exchange Commission a shelf registration statement covering the resale of 5,830,419 Class A shares representing limited liability company interests in the Company (the “Class A Shares”) issued to the Investors in the Private Placement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Closing of Wolf Bone Ranch Acquisition

On November 18, 2024, DBR Land LLC (“DBR Land”), a Delaware limited liability company and an indirect, wholly-owned subsidiary of the Company, and Wolf Bone Ranch Partners LLC, a Texas limited liability company (the “Seller”), entered into a Purchase and Sale Agreement (the “Wolf Bone PSA”), pursuant to which DBR Land agreed to purchase approximately 46,000 surface acres located in Reeves and Pecos Counties, Texas (the “Acquisition”).

On December 19, 2024, the Company completed the Acquisition. At the closing, the Company paid approximately $245.0 million in cash, consisting of approximately (i) $200.0 million from the Private Placement and (ii) $45.0 million drawn under the term loan component of its credit facility.

The description of the Wolf Bone PSA set forth above in Item 2.01 is qualified in its entirety by the Wolf Bone PSA, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 20, 2024, the Company issued a press release announcing the consummation of the Acquisition and the closing of the Private Placement. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K under this Item 7.01 is deemed to be “furnished” solely pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Private Placement

On December 19, 2024, the Company consummated its previously announced private placement of 5,830,419 Class A Shares to certain persons reasonably believed to be accredited investors or qualified institutional buyers (the “Investors”), as defined under the Securities Act, at a price per share of $60.03 (the “Private Placement”), resulting in aggregate gross proceeds of approximately $350.0 million. The Company used approximately $200.0 million of the proceeds from the Private Placement, net of placement fees, to partially fund the Acquisition, and approximately $150.0 million of such proceeds, net of placement fees, to purchase 2,498,751 units representing membership interests (“OpCo Units”) in DBR Land Holdings LLC held by LandBridge Holdings LLC (“LandBridge Holdings”), along with the cancellation of a corresponding number of Class B shares representing limited liability company interests in the Company (the “Class B Shares,” and such repurchase, the “Purchase”). There is no dilution to existing shareholders of the Company with respect to the Purchase of OpCo Units from LandBridge Holdings. After giving effect to the Private Placement and the use of proceeds therefrom, including the Purchase, LandBridge Holdings owns Class B Shares representing a 69.6% interest in the Company, and a corresponding number of OpCo Units.

VTX Energy Minimum Revenue Commitment

As part of the Acquisition, the Seller and DBR Land entered into a letter agreement pursuant to which the Seller provided a minimum annual revenue commitment of $25.0 million for each of the five years beginning December 19, 2024 to DBR Land, inclusive of revenues from surface use damages for oil and natural gas development and production, brackish water royalties and produced water handling royalties. The letter agreement contains customary representations, warranties and agreements of the parties, and other customary terms and conditions.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business to be acquired.

To be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

To be filed by amendment not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description

2.1#	Purchase and Sale Agreement, dated as of November 19, 2024, by and between Wolf Bone Ranch Partners LLC, as seller, and DBR Land LLC, as purchaser (incorporated by reference to Exhibit 2.1 to LandBridge Company LLC’s Current Report on Form 8-K, File No. 001-35371, filed on November 22, 2024).

10.1	Registration Rights Agreement, dated as of December 19, 2024, by and among LandBridge Company LLC and the investors party thereto.

99.1	Press Release, dated as of December 19, 2024.

104	Cover Page Interactive Data File (embedded with Inline XBRL document).

#

Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the U.S. Securities and Exchange Commission on request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDBRIDGE COMPANY LLC

By:	/s/ Scott L. McNeely
Name:	Scott L. McNeely
Title:	Chief Financial Officer

Date: December 23, 2024